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                                                                  EXHIBIT 10.28


                              COHESION CORPORATION

                             SECURED LOAN AGREEMENT


        This Secured Loan Agreement ("Agreement") is made as of December 15, 1997, by and between Cohesion Corporation, a California corporation (the "COMPANY"), and Charles Williams ("BORROWER").

                                  INTRODUCTION

        Borrower desires to borrow from the Company, and the Company desires to lend to Borrower one hundred fifty thousand dollars and no cents ($150,000.00), (the "BORROWED AMOUNT"). The parties desire that such loan shall be secured on the terms and conditions contained herein by (a) certain real property owned by Borrower (the "PROPERTY") and (b) all shares of the Company's capital stock issued to Borrower upon exercise of stock options currently held or hereafter acquired by Borrower while the Borrowed Amount is outstanding (the "SHARES").

                                    AGREEMENT

        In consideration of the mutual promises, covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

        1. Agreement to Lend. Subject to the terms and conditions contained herein and upon execution of this Agreement, the Company agrees to issue to Borrower a check or other readily available funds in the Borrowed Amount on the date of this Agreement.

        2. Promissory Note. In consideration of the Company's delivery of the Borrowed Amount, Borrower will execute the secured promissory note attached hereto as Exhibit A (the "NOTE"), in the principal amount of the Borrowed Amount and bearing interest at the rate prescribed therein.

        3. Security Agreement. Borrower will additionally execute the Security Agreement attached hereto as Exhibit B (the "SECURITY AGREEMENT") as security for Borrower's obligation to repay the Borrowed Amount, and will deliver, or cause to be delivered, all certificates representing the Shares to the Company or its designee as pledgeholder of the Shares, together with such other documents of assignment and other documents as may be reasonably requested by the Company to perfect its security interest in and to the Shares and the Property, including, without limitation, a Deed of Trust in form and substance reasonably satisfactory to the Company. The Shares will be held by the Company or its designee as pledgeholder and shall be released according to the terms of the Security Agreement.

        4. Successors or Assigns. Borrower and the Company agree that all of the terms of this Agreement shall be binding on their successors and assigns, and that the term "Borrower" and the term "Company " as used herein shall be deemed to include as to each party, for all purposes, the designees, successors, assigns, heirs, executors and administrators of such party.


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        5. Governing Law. This Agreement shall be interpreted and governed under the laws of the State of California.

        6. Amendment. This Agreement may be amended only by a written instrument signed by each party hereto.

        IN WITNESS WHEREOF, the parties hereto have executed this Secured Loan Agreement as of the day and year first above written.



        "BORROWER"                            CHARLES WILLIAMS


                                              /s/ CHARLES WILLIAMS
                                              ----------------------------------
                                              (Signature)

                                              Address:
                                                      --------------------------

                                              ----------------------------------

                                              ----------------------------------



        "COMPANY"                             COHESION CORPORATION


                                              By: /s/ FRANK DELUSTRO, PH.D.
                                                 -------------------------------

                                              Title:
                                                    ----------------------------


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                                    EXHIBIT A

                             SECURED PROMISSORY NOTE


$150,000.00                                                Palo Alto, California
                                                               December 15, 1997


        FOR VALUE RECEIVED, CHARLES WILLIAMS promises to pay to Cohesion Corporation, a California corporation (the "COMPANY"), the principal sum of one hundred fifty thousand dollars and no cents ($150,000.00), together with interest on the unpaid principal hereof to be accrued quarterly from the date hereof at the prime rate of interest as of the last day of the calendar quarter, as reported in the Wall Street Journal.

        All principal and accrued interest shall be due and payable in a single installment in full on the earlier of (a) June 15, 1999, or (b) termination of the undersigned's employment with the Company for any reason (or for no reason). Payments of principal and interest shall be made in lawful money of the United States of America and shall be credited first to the accrued interest, with the remainder applied to principal.

        The undersigned may at any time prepay all or any portion of the principal or interest owing hereunder.

        This Note is subject to the terms of an Secured Loan Agreement of even date herewith, by and between the Company and the undersigned, and is secured by a Deed of Trust with respect to real property as well as by a pledge of the certain of the capital stock of the Company, each under the terms of a Security Agreement of even date herewith and is subject to all the provisions thereof.

        Should any action be instituted for the collection of this Note, the reasonable costs and attorneys' fees therein of the holder shall be paid by the undersigned.

        The holder of this Note shall have full recourse against the maker, and shall not be required to proceed against the collateral securing this Note in the event of default.

                                             /s/ CHARLES WILLIAMS
                                             ---------------------------------
                                                     CHARLES WILLIAMS


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                                    EXHIBIT B

                               SECURITY AGREEMENT


        This Security Agreement is made as of December 15, 1997, between Cohesion Corporation, a Delaware corporation ("PLEDGEE"), and Charles Williams ("PLEDGOR").

                                  INTRODUCTION

        Pledgee has loaned or will loan to Pledgor, and Pledgor has borrowed or will borrow from Pledgee, one hundred fifty thousand dollars and no cents ($150,000.00), which loan is or shall be evidenced by a promissory note (the "NOTE") and is to be secured by (a) certain real property owned or to be acquired by Pledgor located at ___________________________________________ (the
"PROPERTY") and (b) shares of Pledgee's capital stock issued upon exercise of stock options currently held or hereafter acquired by Pledgor while the Borrowed Amount is outstanding (the "SHARES" and collectively with the Property, the "COLLATERAL"). The Note and the obligations thereunder are as set forth in Exhibit A to the Secured Loan Agreement of even date herewith, between Pledgor and Pledgee.

                                    AGREEMENT

        In consideration of the mutual promises, covenants and agreements hereinafter set forth, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

        1. Creation and Description of Security Interest; Transferability;
Escrow.

           (a) In consideration of the loan to Pledgor under the Secured Loan Agreement, Pledgor, pursuant to the Commercial Code of the State of California, hereby (i) grants to the Pledgee a security interest in the Property (subordinate only to any mortgage indebtedness incurred in connection with the purchase or refinance thereof) and (ii) pledges the Shares represented by the certificates therefor, duly endorsed in blank or with executed stock powers, and herewith delivers such certificates existing as of the date hereof, and agrees to deliver such certificates as Pledgor may acquire in the future, to the Secretary of Pledgee (the "PLEDGEHOLDER"), who shall hold said certificates subject to the terms and conditions of this Agreement.

           (b) The pledged stock (together with an executed blank stock assignment for use in transferring all or a portion of the Shares to Pledgee if, as and when required pursuant to this Agreement) shall be held by the Pledgeholder as security for the repayment of the Note, and any extensions or renewals thereof, to be executed by Pledgor pursuant to the terms of the Secured Loan Agreement.

           (c) Except as required to enable Pledgee to exercise its rights as a secured party, none of the Shares pledged under this Section 1 may be sold, transferred, pledged, hypothecated or otherwise disposed of by Pledgor.


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           (d) To ensure the ability of Pledgee to exercise its rights as a secured party hereunder, Pledgor shall, upon execution of this Agreement, deliver and deposit with the Transfer Agent of Pledgee, or such other person designated by Pledgee, the share certificates representing the Shares currently held by Pledgor, and to do the same in the future at such time as Pledgor may acquire additional certificates, together with a stock power, duly endorsed in blank, in the form attached hereto as Exhibit B-1. The Shares and stock power(s) shall be held by Pledgee in escrow, until such time as the Note shall have been paid in full. As a further inducement to Pledgee to loan to Pledgor the funds represented by the Note, the spouse of Pledgor, if any, shall execute and deliver to Pledgee the Consent of Spouse attached hereto as Exhibit B-2.

           (e) The Property shall be secured pursuant to a deed of trust made by Pledgor, in the form attached hereto as Exhibit C (the "DEED OF TRUST"), encumbering the Property, which Pledgor occupies as his principal place of residence.

        2. Pledgor's Representations and Covenants. To induce Pledgee to enter into this Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, as follows:

           (a) Payment of Indebtedness. Pledgor will pay the principal sum of the Note secured hereby, together with interest thereon, at the time and in the manner provided in the Note.

           (b) Encumbrances. All Collateral now or hereafter pledged under this Agreement are and shall be free of all other encumbrances, defenses and liens, other than indebtedness incurred in connection with the purchase or refinance of the Property, and Pledgor will not further encumber the Collateral without the prior written consent of Pledgee.

        3. Voting Rights. During the term of this pledge and so long as all payments of principal and interest are made as they become due under the terms of the Note, Pledgor shall have the right to vote all of the Shares pledged hereunder.

        4. Stock Adjustments. In the event that during the term of the pledge any stock dividend, reclassification, readjustment or other changes declared or made in the capital structure of Pledgee, all new, substituted and additional shares or other securities issued by reason of any such change shall be delivered to and held by the Pledgeholder under the terms of this Agreement in the same manner as the Shares originally pledged hereunder. In the event of substitution of such securities, Pledgor, Pledgee and Pledgeholder shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Shares" in this Agreement shall include the substituted shares of capital stock of Pledgee held by Pledgor as a result thereof.

        5. Warrants and Rights. In the event that, during the term of this pledge, subscription warrants or other rights or options shall be issued in connection with the pledged Shares, such rights, warrants and options shall be the property of Pledgor and, if exercised by Pledgor, all new stock or other securities so acquired by Pledgor as it relates to the pledged Shares then held by Pledgeholder shall be immediately delivered to Pledgeholder, to be held under the terms of this Agreement in the same manner as the Shares pledged.


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        6. Default. Pledgor shall be deemed to be in default of the Note and of this Agreement in the event:

           (a) Payment of principal or interest on the Note shall be delinquent for a period of ten (10) days or more; or

           (b) Pledgor fails to perform any of the covenants contained in this Agreement for a period of ten (10) days after written notice thereof from Pledgee.

        In the case of an event of default, as set forth above, Pledgee shall have the right to accelerate payment of the Note upon notice to Pledgor, and Pledgee shall thereafter be entitled to pursue its remedies under the California Commercial Code.

        7. Withdrawal or Substitution of Collateral. Pledgor shall not sell, withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of Pledgee.

        8. Term. The pledge of Shares and the Deed of Trust shall continue until the payment of all indebtedness secured hereby, at which time the remaining pledged shares shall be promptly delivered to Pledgor and the Deed of Trust shall be removed.

        9. Insolvency. Pledgor agrees that if a bankruptcy or insolvency proceeding is instituted by or against Pledgor, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable, and Pledgee may proceed as provided in the case of default.

        10. Pledgeholder Liability. In the absence of willful or gross negligence, Pledgeholder shall not be liable to any party for any of his acts, or omissions to act, as Pledgeholder.

        11. Invalidity of Particular Provisions. Pledgor and Pledgee agree that the unenforceability or invalidity of any provision or provisions of this Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

        12. Successors or Assigns. Pledgor and Pledgee agree that all of the terms of this Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

        13. Governing Law. This Agreement shall be interpreted and governed under the laws of the State of California.


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        IN WITNESS WHEREOF, the parties hereto have executed this Security
Agreement as of the day and year first above written.



        "PLEDGOR"                                    CHARLES WILLIAMS


                                              /s/ CHARLES WILLIAMS
                                              ----------------------------------
                                              (Signature)

                                              Address:
                                                      --------------------------

                                              ----------------------------------

                                              ----------------------------------



        "PLEDGEE"                             COHESION CORPORATION


                                              By: /s/ FRANK DELUSTRO, PH.D.
                                                 -------------------------------

                                              Title:
                                                    ----------------------------



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